UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2007

                             LAPORTE BANCORP, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                   001-33733                  26-1231235
  --------------------------    ------------------------      ----------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                                46350
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Assets or Disposition of Assets
           ------------------------------------------------------------

     LaPorte Bancorp, Inc. ("Bancorp" or the "Company") completed its acquisition of City Savings Financial Corporation ("CSFC"), headquartered in Michigan City, Indiana, effective October 12, 2007. The merger was consummated pursuant to the Agreement and Plan of Merger dated as of March 8, 2007, ("Merger Agreement") between The LaPorte Savings Bank (the "Bank") and CSFC and City Savings Bank ("CSB"). In accordance with the Merger Agreement, CSFC merged with and into Bancorp and CSFC's wholly owned subsidiary, CSB, merged with and into the Bank.

     The final consideration paid in the transaction consisted of approximately 961,933 shares of Bancorp common stock and $10.2 million.

         For further information, reference is made to the Company's press release dated October 12, 2007 filed on Current Report on Form 8-K filed by the Company on October 12, 2007.

Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           ---------------------------------------------------------------------
           Appointment of Certain Officers; Compensatory Arrangements of Certain
           ---------------------------------------------------------------------
           Officers.
           ---------

     In connection with the merger of CSFC with and into Bancorp completed on October 12, 2007, Dale Parkison and L. Charles Lukmann, III were appointed as directors of the Company, the Bank and LaPorte Savings Bank, MHC (the "MHC"). Messrs. Parkison and Lukmann previously served as directors of CSFC and CSB. Mr. Parkison has been appointed to the Company's Audit and Compensation Committee. Mr. Lukmann has been appointed to the Company's Governance/Nominating Committee.

Item 8.01. Other Events
           ------------

     On October 12, 2007, the Company consummated its minority stock issuance, as well as the acquisition of CSFC and CSB. The Company's common stock began trading on October 15, 2007 on the NASDAQ Capital Market under the symbol "LPSB."

     The purchasers of stock in the subscription and community offerings and former CSFC shareholders who received the Company's common stock in the merger will own 47.27% of the Company's outstanding shares of common stock and the MHC will own 52.73% of the Company's outstanding shares of common stock.

     For further information, reference is made to the Company's press release dated October 12, 2007 filed on Current Report on Form 8-K filed by the Company on October 12, 2007.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (a) Financial Statements of Businesses Acquired. The Company will provide the financial statements of CSFC required by paragraph (a) of Item
          9.01 of Form 8-K on a Form 8-K/A within 71 days of the date this initial report on Form 8-K is filed with the Securities and Exchange Commission.

     (b) Pro Forma Financial Information. The Company will provide the pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date this initial report on Form 8-K is filed with the Securities and Exchange Commission.

     (c)  Shell Company Transactions. Not applicable.

     (d)  Exhibits.



     Exhibit No.            Description
     -----------            -----------

        2.1 Agreement and Plan of Merger, dated March 8, 2007, by a The LaPorte Savings Bank and City Savings Financial Corporation and City Savings Bank.*

        99.1                Press Release dated October 12, 2007**




* Incorporated by reference from Exhibit 2.1 to the Company's Registration Statement filed on Form S-1 dated June 5, 2007.

** Incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K filed by the Company on October 12, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     LAPORTE BANCORP, INC.



DATE:  October 17, 2007                By: /s/ Lee A. Brady
                                           -----------------
                                           Lee A. Brady
                                           President and Chief Executive Officer